As filed with the Securities and Exchange Commission on May 14, 2002. Registration No. 333-36376.

==============================================================================

             U.S. Securities and Exchange Commission
                      Washington, D.C. 20549


             Form SB-2 Post Effective Amendment No. 1


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                    CYBERTEL COMMUNICATIONS CORP.
                    -----------------------------
           (Name of small business issuer in its charter)

         Nevada                         513310                 86-0862532
         ------                         ------                 ----------
(State or jurisdiction of     (Primary Standard Industrial  (I.R.S. Employer
incorporation or organization) Classification Code Number) Identification No.)

                         2820 La Mirada Drive, Suite H
                           Vista, California 92083
                                (858) 646-7410
                                --------------
         (Address and telephone number of principal executive offices)


                         2820 La Mirada Drive, Suite H
                           Vista, California 92083
                           -----------------------
                  (Address of principal place of business
                  or intended principal place of business)

                            Richard D. Mangiarelli
                         2820 La Mirada Drive, Suite H
                            Vista, California 92083
                            -----------------------
          (Name, address and telephone number of agent for service)

                               Copies to:
                       Branden T. Burningham, Esq.
                     455 East 500 South, Suite 205
                       Salt Lake City, Utah 84111
                             (801) 363-7411

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     The undersigned Registrant files this Post-Effective Amendment No. 1 to remove from registration the following securities which remained unsold at the completion of the offering to which this registration statement relates: (i) 442,201 shares issuable upon the conversion of the Registrant's Convertible 6% Series A Preferred Stock; (ii) 750,000 shares issuable upon the exercise of warrants; and 31,109 currently outstanding shares of common stock.


                            SIGNATURES
                            ----------

     In accordance with the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing of Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned in the City of Vista, State of California, on May 14, 2002.


                                       CYBERTEL COMMUNICATIONS CORP.



Date:  5-14-02                         By /s/ Richard D. Mangiarelli
      ------------                       -------------------------------------
                                         Richard D. Mangiarelli
                                         Chief Executive Officer and President


     In accordance with the requirements of the Securities Act, this registration statement was signed by the following persons in the capacities and on the dates stated.

Date:  5-14-02                            /s/ Richard D. Mangiarelli
      ------------                       -------------------------------------
                                         Richard D. Mangiarelli
                                         Chief Executive Officer and President


Date:  5-14-02                            /s/ Richard F. Schmidt
      ------------                       -------------------------------------
                                         Richard F. Schmidt
                                         Chief Financial Officer and Director


Date:  5-14-02                            /s/ John E. Jordan
      ------------                       ------------------------------------
                                         John E. Jordan
                                         Director